SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 29, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2004, providing for the issuance of Thornburg Mortgage Pass-Through Certificates, Series 2004-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2004-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $1,246,511,100  the Class A, Class A-X, Class B1, Class B2, Class B3 and Class R Thornburg Mortgage Securities Trust 2004-3, Mortgage Loan Pass-Through Certificates, Series 2004-3 (the “Public Certificates”) on September 29, 2004.  The Public Certificates were offered pursuant to the  Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated September 24, 2004  (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2004, among Structured Asset Securities Corp., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A, Class A-X, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of hybrid and adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,255,932,697.96 as of September 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement, dated as of September 1, 2004, among Structured Asset Securities Corp., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of September 1, 2004, between Thornburg Mortgage Home Loans, Inc., as seller, and Structured Asset Securities Corp., as purchaser.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By: /s/  Mary Stone

       Name:  Mary Stone

       Title:    Vice President

Dated:  September 29, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement, dated as of September 1, 2004, among Structured Asset Securities Corp., as depositor, Deutsche Bank Trust Company Delaware, as Delaware trustee, Deutsche Bank National Trust Company, as trustee, Thornburg Mortgage Home Loans, Inc., as seller and Wells Fargo Bank, N.A., as master servicer and securities administrator.

4.2

Mortgage Loan Purchase Agreement, dated as of September 1, 2004, between Thornburg Mortgage Home Loans, Inc., as seller, and Structured Asset Securities Corp., as purchaser.